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                                                                  EXHIBIT 10.1.2

                          SECOND AMENDMENT AND CONSENT
                               TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of this 24 day of September, 2004, with an effective date as set forth in Section 4 hereof, by and among JACK IN THE BOX INC., a corporation organized under the laws of Delaware (the "Borrower"), those certain subsidiaries of the Borrower party to the Guaranty Agreement referred to below (the "Guarantors"), the Lenders party to the Credit Agreement referred to below (the "Lenders") pursuant to the authorization (in the form attached hereto as Annex A, the "Authorization"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the "Administrative Agent"), FLEET NATIONAL BANK and US BANK, NATIONAL ASSOCIATION, each in its capacity as a Syndication Agent (collectively, the "Syndication Agents"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL," NEW YORK BRANCH and BNP PARIBAS, each in its capacity as a Documentation Agent (collectively, the "Documentation Agents"). WACHOVIA CAPITAL MARKETS, LLC acted as Lead Arranger in connection with this Amendment.

                              Statement of Purpose

      The Lenders agreed to extend certain credit facilities to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of January 8, 2004 by and among the Borrower, the Lenders, the Administrative Agent, the Syndication Agents and the Documentation Agents (as previously amended by that First Amendment to Credit Agreement dated June 18, 2004, as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). In connection therewith, certain of the Subsidiaries of the Borrower reaffirmed their respective obligations under the Guaranty Agreement dated as of January 22, 2003 in favor of the Administrative Agent for the ratable benefit of itself and the other Lenders (as reaffirmed and amended by the Reaffirmation and Master Amendment dated as of January 8, 2004 and as further amended, restated, supplemented or otherwise modified from time to time, the "Guaranty Agreement").

      The parties now desire to amend or modify certain provisions of the Credit Agreement in certain respects on the terms and conditions set forth below.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

      2. Amendments to the Credit Agreement. The Credit Agreement is hereby modified as follows:

      (a) Amendment to Existing Definitions. The definition of the following defined term which is set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:
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      "Excess Cash Flow" means, for any period of determination commencing with the Fiscal Year ending October 2, 2005 and thereafter, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Restricted Subsidiaries in accordance with GAAP: (a) EBITDA for such period, minus (b) cash taxes and Interest Expense paid in cash for such period, minus
(c) all scheduled principal payments made in respect of Debt during such period minus (d) all Capital Expenditures made during such period, minus (e) non-scheduled principal payments with respect to the Term Loan Facility plus or minus (f) any increases or decreases in Working Capital minus (g) the cash portion of the purchase price for Permitted Acquisitions minus (h) any reasonable transaction costs and expenses incurred in connection with Permitted Acquisitions minus (i) Net Cash Proceeds from any offering of equity securities by the Borrower or any of its Restricted Subsidiaries other than solely as a result of offerings of equity securities made in connection with any employee stock option, incentive plan or stock purchase plan or made in connection with compensation or incentive plans for directors and officers, in each case, entered into in the ordinary course of business, or the exercise of any options or other convertible securities in connection therewith minus (j) the purchase price of repurchases of the common stock of the Borrower made in cash during such period pursuant to the terms of Section 11.6(b).

      (b) Amendment to Add New Definitions. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

      "Independent Collateral Account" means a collateral account established and maintained by the Independent Issuer. The amounts held in such collateral account shall in no event exceed $55,000,000 in the aggregate at any time, shall be subject to the Lien of the Independent Issuer pursuant to Section 11.2 and shall be available to reimburse the Independent Issuer for draws, fees, expenses and related obligations with respect to the Independent Letters of Credit in the event that the Borrower defaults on its reimbursement obligations to the Independent Issuer with respect to such letters of credit.

      "Independent Issuer" means Wachovia, in its capacity as issuer of the Independent Letters of Credit.

      "Independent Letters of Credit" means those letters of credit issued by the Independent Issuer for the account of the Borrower in an aggregate maximum face amount not to exceed $50,000,000. The Independent Letters of Credit shall be issued outside of the Credit Facility and shall not constitute Letters of Credit under this Agreement. Each Independent Letter of Credit shall expire on a date satisfactory to the Independent Issuer, which date shall be no later than the earlier of (A) one (1) year after the date of its issuance (but any Independent Letter of Credit may, by its terms, be renewable annually with the consent of the Independent Issuer), and (B) the fifth (5th) Business Day prior to the Revolving Credit Maturity Date."

      (c) Amendment to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" after the semicolon at the end of subsection (m); (ii) inserting the word "and" after the semicolon at the end of subsection (n); and (iii) inserting the following as a new subsection (o):

      "(o) Debt of the Borrower or any of its Restricted Subsidiaries consisting of all obligations, contingent or otherwise, of the Borrower or any of its Restricted Subsidiaries relative to the face


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amount of the Independent Letters of Credit, whether drawn or undrawn, including, without limitation, any reimbursement obligations in connection with the Independent Letters of Credit;"

      (d) Amendment to Section 11.2. Section 11.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" after the semicolon at the end of subsection (m); (ii) deleting the period at the end of subsection (n) and replacing it with "; and"; and (iii) inserting the following as a new subsection
(o):

      "(o) Liens of the Independent Issuer in and to the Independent Collateral Account and the items deposited therein"

      (e) Amendment to Section 11.6. Section 11.6 of the Credit Agreement is hereby amended by (i) deleting the reference to "$15,000,000" in subsection (b) and replacing it with "$115,000,000".

      3. Consent. Each of the Lenders executing an Authorization acknowledges and consents to the grant by the Borrower of a first priority Lien to the Independent Issuer in and to the Independent Collateral Account and all amounts on deposit therein and authorizes the Administrative Agent on its behalf to prepare and execute any documentation necessary to release the Liens of the Administrative Agent for the benefit of the Lenders on the Independent Collateral Account and all amounts on deposit therein; provided that such release shall remain effective only for so long as the Independent Letters of Credit and any unreimbursed draws, fees, expenses and related obligations on such letters of credit remain outstanding. In furtherance of the foregoing the Borrower by its execution of this Amendment grants to the Administrative Agent (for the ratable benefit of itself and the other Lenders) a Lien on the Independent Collateral Account, the proceeds therefrom and all items on deposit therein, which Lien shall, without any further action by the Administrative Agent, the Lenders or the Borrower immediately and automatically attach to the Independent Collateral Account, the proceeds therefrom and the items on deposit therein upon the final expiration or termination of the Independent Letters of Credit and payment in full of all draws, fees, expenses and related obligations with respect to such letters of credit. The Borrower further agrees to perform, make, execute and deliver any and all acts, documents, deeds and instruments that the Administrative Agent may require to evidence , perfect and maintain such Lien.

      4. Effectiveness. This Amendment shall become effective on the date that each of the following conditions has been satisfied:

            (a) Amendment Documents. The Administrative Agent shall have received (1) a duly executed counterpart of this Amendment from the Administrative Agent, the Borrower and each Guarantor and (2) an Authorization from the Required Lenders.


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            (b) Fees and Expenses. The Administrative Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the fees and expenses referred to in Section 8 of this Amendment, the Credit Agreement and the transactions contemplated thereby.

            (c) Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.

      5. Acknowledgement of Guarantors; Reaffirmation of Security Documents.

      (a) By their execution hereof, each Guarantor hereby expressly (i) consents to the modifications and amendments set forth in this Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

      (b) The Borrower and each Guarantor hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Amendment. In furtherance of the reaffirmations set forth in this Section 5, the Borrower and each Guarantor hereby grants and assigns a security interest in all Collateral identified in any Security Document as collateral security for the Obligations and the Guaranteed Obligations (as defined in the Guaranty Agreement).

      6. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of or default under the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein.

      7. Representations and Warranties/No Default.

      (a) By its execution hereof, the Borrower and each Guarantor hereby certifies that each of the representations and warranties set forth in the Credit Agreement, the Guaranty Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred and is continuing as of the date hereof.

      (b) By its execution hereof, the Borrower and each Guarantor hereby represents and warrants that the Borrower and each Guarantor thereof has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this


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Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

      (c) This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each Guarantor party thereto, and each such document constitutes the legal, valid and binding obligation of the Borrower and each Guarantor party thereto, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

      8. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

      9. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of New York (including
Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without regard to the conflicts of law provisions of such state.

      10. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

      11. Facsimile Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                           [Signature Pages To Follow]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                    BORROWER:

                                    JACK IN THE BOX INC.

                                    By: /S/HAROLD L. SACHS
                                        ------------------
                                        Name: Harold L. Sachs
                                              ----------------------------
                                        Title: Vice President / Treasurer
                                               --------------------------


                                    GUARANTORS:

                                    JACK IN THE BOX EASTERN DIVISION L.P.

                                    By:  JBX General Partner LLC, its General
                                    Partner

                                    By:  Jack in the Box Inc., its Sole and
                                    Managing Member

                                    By: /S/HAROLD L. SACHS
                                        ------------------
                                        Name: Harold L. Sachs
                                        Title: Vice President / Treasurer

                                    JBX GENERAL PARTNER LLC

                                    By:  Jack in the Box Inc., its Sole and
                                    Managing Member

                                    By: /S/HAROLD L. SACHS
                                        ------------------
                                    Name: Harold L. Sachs
                                    Title: Vice President / Treasurer

                                    JBX LIMITED PARTNER LLC

                                    By:  Jack in the Box Inc., its Sole and
                                    Managing Member

                                    By: /S/HAROLD L. SACHS
                                        ------------------
                                    Name: Harold L. Sachs
                                    Title: Vice President / Treasurer

                           [Signature Pages Continue]


[Second Amendment - Jack in the Box, Inc.]
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                                    QDOBA RESTAURANT CORPORATION


                                    By: /S/GARY J. BEISLER
                                        ------------------
                                    Name: Gary J. Beisler

                                    Title: President and Chief Executive Officer

                                    ADMINISTRATIVE AGENT AND LENDERS:

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION, as Administrative Agent,
                                      as Lender and at the request of the other
                                      Lenders party to the Credit Agreement
                                      pursuant to the Authorization

                                    By: /S/ RICHARD E. ANGLIN III
                                        -------------------------
                                    Name: Richard E. Anglin II
                                    Title: Assistant Vice President


[Second Amendment - Jack in the Box, Inc.]